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                                                    EXHIBIT 23

         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As Independent public accountants, we hereby consent to the incorporation of our reports dated January 19, 1999, included in this Form 10-K into the Company's previously filed registration Statements Nos. 33-82522, 333-15235 and 333-53085 on Form S-8.



                                       ARTHUR ANDERSEN LLP
Portland, Oregon,
   March 18, 1999